Exhibit 10.1

EXECUTION COPY

SECOND AMENDMENT TO EQUITY COMMITMENT LETTER

This SECOND AMENDMENT TO EQUITY COMMITMENT LETTER (this “Amendment”) dated April 27, 2020 is by and among the undersigned private equity investment funds (the “Investors”), RTI Surgical Holdings, Inc., a Delaware corporation (“Parent”) and Ardi BidCo Ltd., a Delaware corporation (“Buyer”, and together with the undersigned, each a “Party” and, collectively, the “Parties”).

RECITALS

WHEREAS, the Investors and Buyer entered into that certain Equity Commitment Letter (the “Initial Equity Commitment Letter”), dated January 13, 2020, pursuant to which the Investors offered a commitment to, in connection with that certain Equity Purchase Agreement, dated as of January 13, 2020, as amended from time to time, by and among Buyer and Parent, purchase, directly or indirectly, through one or more parent companies of Buyer or otherwise, securities of Buyer subject to the terms and conditions set forth in the Initial Equity Commitment Letter;

WHEREAS, the Parties entered into that certain First Amendment to Equity Commitment Letter, dated March 6, 2020, pursuant to which the Parties amended the Initial Equity Commitment Letter, on the terms and subject to the conditions set forth therein (the Initial Equity Commitment Letter, as amended, the “Equity Commitment Letter”); and

WHEREAS, the Parties desire to amend the Equity Commitment Letter as set forth herein in accordance with Section 8 of the Equity Commitment Letter.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

AGREEMENTS

1. Defined Terms. Capitalized terms used and not otherwise defined herein have the meanings set forth in the Equity Commitment Letter.

2. Amendments to Equity Commitment Letter.

(a) The reference in the first sentence of the first Recital to “$480,000,000 (as such amount may be reduced in accordance with Section 1 hereof)” is hereby amended and restated to read “$235,000,000”.

(b) The final sentence of Section 1 of the Equity Commitment Letter is deleted in its entirety.

(c) Schedule A of the Equity Commitment Letter is hereby amended and restated in its entirety to read as set forth on Annex A hereto.

3. No Other Modifications. Except as expressly set forth herein, the terms and provisions of the Equity Commitment Letter remain unmodified and in full force and effect. This Amendment and the Equity Commitment Letter shall be read together as one agreement, and all references to the Equity Commitment Letter (in the documents contemplated by the Equity Commitment Letter or otherwise) shall mean the Equity Commitment Letter as modified and amended by this Amendment.

4. Miscellaneous. Sections 7 (Assignment), 8 (Entire Agreement; Amendments), 9 (Third Party Beneficiary) 10 (Governing Law, Submission to Jurisdiction), 11 (Waiver of Jury Trial), 12 (Severability) and 13 (Execution in Counterparts) of the Equity Commitment Letter are incorporated herein by reference, mutatis mutandis.

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2

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year first above written.

Montagu V LP
By: Montagu Private Equity LLP, its manager

By:

Name:
Title:

Montagu V (Non-US) LP
By: Montagu Private Equity LLP, its manager

By:

Name:
Title:

Montagu V (US) LP
By: Montagu Private Equity LLP, its manager

By:

Name:
Title:

Montagu V (D) LP
By: Montagu Private Equity LLP, its manager

By:

Name:
Title:

[SIGNATURE PAGE TO SECOND AMENDMENT TO EQUITY COMMITMENT LETTER]

ARDI BIDCO LTD.

By:
Shayla Kasuto Harlev,
solely in her capacity as attorney in fact

PARENT:

RTI SURGICAL HOLDINGS, INC.

By:

Name: Jonathon M. Singer
Title: Chief Financial and Administrative Officer

[SIGNATURE PAGE TO SECOND AMENDMENT TO EQUITY COMMITMENT LETTER]

Annex A

Schedule A

Investor	Pro Rata Percentage	Maximum Investor Commitment
Montagu V L.P	59.945%	$140,870,750
Montagu V (Non-US) L.P.	24.273%	$57,041,550
Montagu V (US) L.P.	12.145%	$28,540,750
Montagu V (D) L.P.	3.637%	$8,546,950
	100%	$235,000,000